SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): January 7, 1998



                       FIRST WASHINGTON REALTY TRUST, INC.

             (Exact name of registrant as specified in its Charter)


      State of Maryland               0-25230                   52-1879972
(State or other jurisdiction        (Commission              (I.R.S. Employer
       of incorporated)               File No.)             Identification No.)


  4350 East West Highway, Suite 400
         Bethesda, Maryland                                       20814
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (301) 907-7800


                                    No change

             (Former name or address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         A. First Washington Realty Trust, Inc., a Maryland corporation ("First Washington"), has completed the acquisition of five shopping centers.

         On January 7, 1998, First Washington Realty Limited Partnership, a Maryland limited partnership (the "Partnership") whose general partner is First Washington, completed its acquisition of 100% of the partnership interests in Capitol Place I Investment Limited Partnership, a Maryland limited partnership which owns Bowie Plaza Shopping Center ("Bowie Plaza") located in Bowie, Prince George's County, Maryland. The existing partners in Capitol Place I Investment Limited Partnership contributed 100% of their partnership interests to the Partnership in exchange for $2,842,369 in cash and 130,626 common units of the Partnership which were issued to the existing partners, and was part of a negotiated transaction. The common units are exchangeable thirteen months after their issuance on a one-for-one basis for common stock of First Washington. The source of a portion of the consideration consisted of the assumption of an approximate $4,465,000 mortgage loan from Aid Association for Lutherans with a remaining term of approximately eleven (11) years and an interest rate of 9.25% per annum, secured by Bowie Plaza.

         On March 9, 1998, the Partnership completed its acquisition of Watkins Park Plaza Shopping Center ("Watkins Park") located in Mitchellville, Prince George's County, Maryland from Watkins Park Plaza Limited Partnership, a
Maryland limited partnership. The purchase price for Watkins Park was $14,295,000, paid in cash, and was part of a negotiated transaction.

         On April 30, 1998, the Partnership completed its acquisition of 100% of the interests in Parkville Shopping Center, L.L.C., a Maryland limited liability company which owns Parkville Shopping Center ("Parkville") located in Baltimore City and Baltimore County, Maryland. The existing member of Parkville Shopping Center, L.L.C. contributed 100% of its interests to the Partnership in exchange for 185,361 common units of the Partnership which were issued to the existing member, and was part of a negotiated transaction. The common units are exchangeable thirteen months after their issuance on a one-for-one basis for common stock of First Washington. The source of a portion of the consideration consisted of the assumption of a $3,182,000 mortgage loan from Northern Life Insurance Company (and subsequent increase to $3,500,000) with a term of ten
(10) years and an interest rate of 7.01% per annum, secured by Parkville.

         On May 28, 1998, the Partnership completed its acquisition of 100% of the partnership interests in L and M Development Company Limited Partnership, a Maryland partnership which owns Elkridge Corners Shopping Center ("Elkridge") located in Elkridge, Howard County, Maryland. The existing partners in L and M Development Company Limited Partnership contributed 100% of their partnership interests to the Partnership in exchange for 89,109 common units of the Partnership which were issued to the existing partners, and was part of a negotiated transaction. The common units are exchangeable thirteen months after their issuance on a one-for-one basis for common stock of First Washington. The source of a portion of the consideration consisted of the assumption of an approximate $5,900,000 mortgage loan from Provident Mutual Life Insurance Company with a remaining term of approximately twelve (12)

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years and an interest rate of 8.625% per annum, secured by Elkridge Corners.

         On June 1, 1998, the Partnership completed its acquisition of The Village Shopping Center located in the City of Richmond and Henrico County, Virginia from The Village Shopping Center, A Limited Partnership, a Virginia limited partnership ("Village Partnership"). Village Partnership contributed The Village Shopping Center to the Partnership in exchange for 373,162 common units of the Partnership which were issued to Village Partnership and the assumption and repayment of certain non-mortgage debt of the Village Partnership in the aggregate amount of approximately $3,406,363, and was part of a negotiated transaction. The common units are exchangeable thirteen months after their issuance on a one-for-one basis for common stock of First Washington.

         B. First Washington also completed the disposition of one retail property and the two apartment properties.

         On March 3, 1998, the Partnership completed its sale of 3269 M Street, N.W., Washington, D.C. to 3269 M Street, L.L.C. The sale price for 3269 M Street was $750,000, paid in cash, and was part of a negotiated transaction.

         On March 20, 1998, the Partnership completed its sale of Branchwood Apartments located in Goose Creek, South Carolina to CF Park Place Associates Limited Partnership. The sale price for Branchwood Apartments was $2,350,000, paid in cash, and was part of a negotiated transaction.

         On March 20, 1998, the Partnership completed its sale of Park Place Apartments located in Hanahan, South Carolina to CF Park Place Associates Limited Partnership. The sale price for Park Place Apartments was $5,700,000, paid in cash, and was part of a negotiated transaction.

         C.       Other Events.

                  Effective as of February 15, 1998, in connection with the previous acquisition of City Avenue Shopping Center (formerly known as City Line Shopping Center) located in Philadelphia, Pennsylvania the Partnership issued to the previous partners of City Line Shopping Center Associates an additional 67,937 common units of the Partnership pursuant to, and as required under, the terms of the Contribution Agreement dated October 22, 1996, as amended.

         Effective as of March 20, 1998, First Washington entered into a letter amendment to Revolving Credit Agreement with Union Bank of Switzerland (New York Branch) increasing the amount available under such secured line of credit facility to $45,000,000.

     ITEM 7.           EXHIBITS.

     5.1 Contribution Agreement dated November 12, 1997 by and between Gary S. Frank, Sheldon B. Kamins and C.P. Inc. and First Washington Realty Limited Partnership.


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     5.2 Real Estate  Purchase  Agreement  dated  March 9, 1998,  by and between
First Washington Realty Limited Partnership and Watkins Park Plaza Limited Partnership.

     5.3 Letter Agreement dated March 16, 1998 by and between First Washington Realty Limited Partnership and Watkins Park Plaza Limited Partnership.

     5.4 Contribution Agreement dated September 9, 1997, by and between Castlewood Realty Company, Inc. and First Washington Realty Limited Partnership.

     5.5 Contribution Agreement dated March 11, 1998, by and between L & M Montgomery Corporation, Thomas C. Martel, Maury W. Levin and Robert C. Levin and First Washington Realty Limited Partnership.

     5.6 Contribution Agreement dated March 24, 1998, by and between The Village Shopping Center, A Limited Partnership and First Washington Realty Limited Partnership.

     5.7 Letter Agreement dated April 17, 1998 by and between The Village Shopping Center, A Limited Partnership and First Washington Realty Limited Partnership.

     5.8 Letter Agreement dated May 6, 1998 by and between The Village Shopping Center, A Limited Partnership and First Washington Realty Limited Partnership.

     5.9 Amendment to Revolving Credit Agreement dated as of March 20, 1998, among First Washington Realty Limited Partnership, as Borrower, Union Bank of Switzerland (New York Branch), as Bank, and Union Bank of Switzerland (New York Branch), as Administrative Agent.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FIRST WASHINGTON REALTY TRUST, INC.
                                  (Registrant)


                                  By:   /S/ Jeffrey S. Distenfeld
                                        Jeffrey S. Distenfeld
                                        Senior Vice President, General Counsel




Date:    June 17, 1998


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